Exhibit 10.128

TENTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN
INDENTURE SUPPLEMENT

This TENTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of December 22, 2023 (this “Amendment”), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the “Issuer”), and U.S. Bank National Association, as Indenture Trustee (in such capacity, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the “Master Indenture”), between the Issuer and the Indenture Trustee, to the Fourth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of February 28, 2014 (as further amended from time to time prior to the date hereof, the “Indenture Supplement” and together with the Master Indenture, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Indenture.

Background

A.     The Issuer and the Indenture Trustee have previously entered into the Indenture Supplement to create and designate a Series of Notes.

B.     The Issuer and the Indenture Trustee wish to amend such Indenture Supplement, as set out in this Amendment.

C.     Pursuant to Section 10.2 of the Master Indenture, all of the Series 2009-VFN Noteholders have consented to this Amendment.

Agreement

1.    Amendments to the Indenture Supplement.

(a)    Section 5.9(a) of the Indenture Supplement is hereby amended and restated in its entirety as follows:

“The Indenture Trustee shall establish and maintain in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, three Eligible Deposit Accounts (the “Finance Charge Account”, the “Principal Account” and the “Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-VFN Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account and the Distribution Account and in all proceeds thereof. The Finance Charge Account, the Principal Account and the Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2009-VFN Noteholders. If at any time the Finance Charge Account, the Principal Account or the Distribution Account ceases to be an Eligible Deposit Account, the Transferor shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agency Condition is satisfied) establish a new Eligible Deposit Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Eligible Deposit Account. The Indenture Trustee, at the written direction of the Servicer, shall make withdrawals from the Finance Charge Account, the Principal Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement. Indenture

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Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account and the Distribution Account.”

(b)    Section 5.10(a) of the Indenture Supplement is hereby amended and restated in its entirety as follows:

“On or prior to the Closing Date, the Indenture Trustee shall establish and maintain in the name of the Trust, on behalf of the Trust, for the benefit of the Class B Noteholders and the Transferor, an Eligible Deposit Account (the “Spread Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Noteholders and the Transferor. Except as otherwise provided in this Section 5.10, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class B Noteholders and the holder of the Transferor Interest. If at any time the Spread Account ceases to be an Eligible Deposit Account, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agency Condition is satisfied) establish a new Eligible Deposit Account meeting the conditions specified above and shall transfer any cash or any investments to such new Eligible Deposit Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 5.10(e).”

2.    Consent. By its execution hereof, the Transferor, as sole Class M Noteholder, Class B Noteholder and Class C Noteholder, hereby consents to this Amendment.

3.    Conditions to Effectiveness; Binding Effect; Ratification. (a) This Amendment shall become effective when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each of the conditions precedent described in Section 10.2, Section 10.3 and Section 12.1 of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)    On and after the execution and delivery hereof, this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Indenture Supplement shall mean and be a reference to the Indenture Supplement as amended hereby.

(c)    Except as expressly amended hereby, the Indenture Supplement shall remain full force and effect and is hereby ratified and confirmed by the parties hereto.

4.    Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF.

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EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)    Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery by facsimile or electronic transmission of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

(d)    The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

(e)    Indenture Trustee and Issuer acknowledge that, with reference to Section 10.2 of the Master Indenture, the Issuer will have provided or caused to be provided to the Noteholders executed copies of this Amendment on or prior to the date hereof.

5.    Limitation on Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Citicorp Trust Delaware, National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Citicorp Trust Delaware, National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Citicorp Trust Delaware, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) Citicorp Trust Delaware, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer or any other party in this Amendment and (e) under no circumstances shall Citicorp Trust Delaware, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST, as Issuer

By: Citicorp Trust Delaware, National Association, not
in its individual capacity, but solely as Owner Trustee

By: /s/ Susan P. Murphy
Name:    Susan P. Murphy
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By: /s/ Mark Esposito
Name: Mark Esposito
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,
as Servicer

By: /s/ Tom McGuire
Name: Tom McGuire
Title: Chief Financial Officer

WFN CREDIT COMPANY, LLC
as Transferor, as sole Class M Noteholder,
Class B Noteholder and Class C Noteholder

By: /s/ Wai Chung
Name: Wai Chung
Title: Treasurer

S-1	Tenth Amendment to the 2009-VFN Indenture Supplement